UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2007

GOLDEN CENTURY TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	333-139620	98-0466250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1027 PANDORA AVENUE, VICTORIA, B.C.,
CANADA	V8V 3P6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (250) 413-3268

n/a
(Former name or former address, if changes since last report)

Section 1 – Registrant’s Business and Operations

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 15, 2007, the Company has entered into a Licensing Agreement Amendment with Colo-Majic Liners, Inc. (the “Colo-Majic”) to add additional territories (Hong Kong, Taiwan, Macau and Middle East, including United Arab Emirates, Saudi Arabia, Turkey, Egypt, Yemen, Oman, Israel, Iraq, Iran, Bahrain Quatar and Jordan) to Schedule A of the existing Licensing, Production and Distribution Agreement between the Company and Colo-Majic dated September 28, 2006. A copy of the Licensing Amendment Agreement is attached as an exhibit to this Form 8-K.

On January 16, 2007, the Company has entered into a Distribution Agreement with T-Ray Science, Inc. (the “T-Ray”) regarding granting non-exclusive distribution right to T-Ray to promote, sell and distribute the Colo-Majic®Flushable Liner in the Middle East including United Arab Emirates, Israel, Saudi Arabia, Iran, Egypt and Turkey. .A copy of the Distribution Agreement is attached as an exhibit to this Form 8-K.

Section 9 – Financial Statements and Exhibits

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Licensing Agreement Amendment Dated January 15, 2006

10.2	Distribution Agreement dated January 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN CENTURY TECHNOLOGIES CORPORATION

/s/ Hong Yang
________________

Hong Yang
President

January 18, 2007